COHEN & STEERS REIT AND PREFERRED AND INCOME FUND, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

September 30, 2023 (Unaudited)

		Shares	Value
COMMON STOCK—REAL ESTATE	70.3%
APARTMENT	6.7%
Apartment Income REIT Corp.(a),(b)		157,962	$4,849,433
Camden Property Trust(a),(b)		129,141	12,214,156
Mid-America Apartment Communities, Inc.(a),(b)		191,955	24,695,011
UDR, Inc.(a),(b)		481,228	17,165,403

			58,924,003

DATA CENTERS	7.6%
Digital Realty Trust, Inc.(a),(b)		304,158	36,809,201
Equinix, Inc.(a),(b)		40,214	29,205,820

			66,015,021

DIVERSIFIED	1.1%
WP Carey, Inc.		172,115	9,307,979

FREE STANDING	5.8%
NETSTREIT Corp.(a),(b)		410,377	6,393,674
Realty Income Corp.(a),(b)		716,040	35,759,038
Spirit Realty Capital, Inc.(a),(b),(c)		258,403	8,664,252

			50,816,964

GAMING	0.7%
VICI Properties, Inc.(a),(b)		195,637	5,693,037

HEALTH CARE	8.3%
Healthcare Realty Trust, Inc.(a),(b)		1,215,621	18,562,533
Medical Properties Trust, Inc.(b)		454,767	2,478,480
Welltower, Inc.(a),(b)		623,534	51,079,905

			72,120,918

HOTEL	1.1%
Host Hotels & Resorts, Inc.(a),(b)		600,246	9,645,953

INDUSTRIALS	9.2%
Americold Realty Trust, Inc.(a),(b)		583,096	17,731,949
BG LLH, LLC (Lineage Logistics)(d),(e)		61,115	6,150,563
Prologis, Inc.(b)		505,678	56,742,129

			80,624,641

INFRASTRUCTURE	10.8%
American Tower Corp.(a),(b)		415,422	68,316,148
Crown Castle, Inc.(a),(b)		287,627	26,470,313

			94,786,461

		Shares	Value
MANUFACTURED HOME	2.7%
Sun Communities, Inc.(a),(b)		197,447	$23,365,878

OFFICE	0.4%
Highwoods Properties, Inc.(a),(b)		188,322	3,881,316

REGIONAL MALL	4.3%
Simon Property Group, Inc.(a),(b)		350,573	37,872,401

SELF STORAGE	2.9%
Extra Space Storage, Inc.(b)		150,684	18,320,161
Public Storage		25,546	6,731,882

			25,052,043

SHOPPING CENTERS	1.8%
Kimco Realty Corp.(b)		904,912	15,917,402

SINGLE FAMILY HOMES	4.9%
American Homes 4 Rent, Class A(a),(b)		131,926	4,444,587
Invitation Homes, Inc.(a),(b),(c)		1,217,399	38,579,374

			43,023,961

SPECIALTY	1.6%
Iron Mountain, Inc.		185,190	11,009,546
Lamar Advertising Co., Class A		33,466	2,793,407

			13,802,953

TIMBER	0.4%
Weyerhaeuser Co.(a),(b)		117,855	3,613,434

TOTAL COMMON STOCK (Identified cost—$545,867,261)			614,464,365

PREFERRED SECURITIES—EXCHANGE-TRADED	11.8%
BANKING	3.5%
Bank of America Corp., 4.25%, Series QQ(f)		183,210	3,123,730
Bank of America Corp., 4.75%, Series SS(f)		16,348	313,555
Bank of America Corp., 5.00%, Series LL(b),(f)		81,745	1,661,876
Bank of America Corp., 5.875%, Series HH(f)		141,663	3,283,748
Bank of America Corp., 6.00%, Series GG(b),(f)		137,567	3,311,238
Brookfield Finance, Inc., 4.625%, due 10/16/80, Series 50 (Canada)(b)		88,400	1,369,316
Federal Agricultural Mortgage Corp., 4.875%, Series G(b),(f)		93,596	1,739,014
KeyCorp., 6.20% to 12/15/27, Series H(b),(f),(g)		43,521	859,104
Regions Financial Corp., 5.70% to 5/15/29, Series C(b),(f),(g)		72,265	1,416,394
Texas Capital Bancshares, Inc., 5.75%, Series B(b),(f)		122,300	2,198,954
Washington Federal, Inc., 4.875%, Series A(b),(f)		18,662	244,845

		Shares	Value
Wells Fargo & Co., 4.25%, Series DD(b),(f)		130,853	$2,183,937
Wells Fargo & Co., 4.375%, Series CC(f)		164,250	2,853,022
Wells Fargo & Co., 4.70%, Series AA(b),(f)		194,758	3,608,866
Wells Fargo & Co., 4.75%, Series Z(a),(b),(f)		72,101	1,339,637
Wells Fargo & Co., 5.625%, Series Y(a),(b),(f)		53,061	1,214,036

			30,721,272

BROKERAGE	1.6%
Morgan Stanley, 4.25%, Series O(b),(f)		259,556	4,425,430
Morgan Stanley, 5.85%, Series K(b),(f)		59,056	1,371,871
Morgan Stanley, 6.375%, Series I(a),(b),(f)		179,679	4,456,039
Morgan Stanley, 6.50%, Series P(b),(f)		112,980	2,840,317
Morgan Stanley, 6.875%, Series F(a),(b),(f)		25,704	642,600

			13,736,257

CONSUMER STAPLE PRODUCTS	0.7%
CHS, Inc., 6.75% to 9/30/24, Series 3(b),(f),(g)		102,892	2,575,387
CHS, Inc., 7.10% to 3/31/24, Series 2(b),(f),(g)		110,595	2,820,173
CHS, Inc., 7.50%, Series 4(b),(f)		28,801	729,241

			6,124,801

FINANCE	0.3%
Apollo Global Management, Inc., 7.625% to 9/15/28, due 9/15/53(e),(g)		113,600	2,975,184

INDUSTRIALS	0.4%
LXP Industrial Trust, 6.50%, Series C ($50 Par Value)(b),(f)		76,536	3,449,477

INSURANCE	2.5%
Allstate Corp./The, 7.375%, Series J(b),(f)		90,206	2,376,026
Arch Capital Group Ltd., 4.55%, Series G(b),(f)		67,650	1,210,258
Assurant, Inc., 5.25%, due 1/15/61(b)		31,954	623,103
Athene Holding Ltd., 4.875%, Series D(b),(f)		102,832	1,684,388
Athene Holding Ltd., 6.35% to 6/30/29, Series A(b),(f),(g)		85,720	1,855,838
Athene Holding Ltd., 7.75% to 12/30/27, Series E(b),(f),(g)		87,918	2,207,621
Brighthouse Financial, Inc., 5.375%, Series C(b),(f)		72,272	1,300,896
Enstar Group Ltd., 7.00% to 9/1/28, Series D(b),(f),(g)		63,422	1,578,574
Equitable Holdings, Inc., 5.25%, Series A(b),(f)		51,202	1,008,679
Lincoln National Corp., 9.00%, Series D(b),(f)		98,733	2,619,386
Prudential Financial, Inc., 5.95%, due 9/1/62(b)		44,116	1,077,754
Reinsurance Group of America, Inc., 7.125% to 10/15/27, due 10/15/52(b),(g)		137,357	3,590,512
RenaissanceRe Holdings Ltd., 4.20%, Series G (Bermuda)(a),(b),(f)		39,843	617,567

			21,750,602

		Shares	Value
PIPELINES	0.7%
Energy Transfer LP, 7.60% to 5/15/24, Series E(f),(g)		119,381	$2,916,478
Energy Transfer LP, 10.364% to 10/30/23, Series D(b),(f),(g)		135,000	3,469,500

			6,385,978

REGIONAL MALL	0.3%
Brookfield Property Partners LP, 5.75%, Series A(b),(f)		104,400	1,330,056
Brookfield Property Partners LP, 6.375%, Series A2(b),(f)		87,278	1,178,253

			2,508,309

TELECOMMUNICATION SERVICES	0.6%
AT&T, Inc., Senior Debt, 5.35%, due 11/1/66(b)		29,063	639,095
Telephone and Data Systems, Inc., 6.00%, Series VV(a),(b),(f)		85,880	1,172,262
United States Cellular Corp., Senior Debt, 5.50%, due 3/1/70(b)		61,483	1,012,010
United States Cellular Corp., Senior Debt, 5.50%, due 6/1/70(b)		49,989	815,321
United States Cellular Corp., Senior Debt, 6.25%, due 9/1/69(a),(b)		87,323	1,584,913

			5,223,601

UTILITIES	1.2%
Algonquin Power & Utilities Corp., 6.20% to 7/1/24, due 7/1/79, Series 19-A (Canada)(b),(g)		136,356	3,344,813
Algonquin Power & Utilities Corp., 6.875% to 10/30/23, due 10/17/78 (Canada)(b),(g)		74,199	1,897,268
Brookfield BRP Holdings Canada, Inc., 4.625% (Canada)(b),(f)		78,000	1,143,480
Brookfield BRP Holdings Canada, Inc., 4.875% (Canada)(b),(f)		60,941	910,459
Brookfield Infrastructure Finance ULC, 5.00%, due 5/24/81 (Canada)(b)		81,825	1,365,659
Brookfield Infrastructure Partners LP, 5.125%, Series 13 (Canada)(b),(f)		93,591	1,632,227

			10,293,906

TOTAL PREFERRED SECURITIES—EXCHANGE-TRADED (Identified cost—$115,535,320)			103,169,387

		Principal Amount	Value
PREFERRED SECURITIES—OVER-THE-COUNTER	65.1%
BANKING	40.1%
Abanca Corp. Bancaria SA, 6.00% to 1/20/26 (Spain)(f),(g),(h),(i)		$1,800,000	$1,703,059
AIB Group PLC, 6.25% to 6/23/25 (Ireland)(f),(g),(h),(i)		2,800,000	2,820,222
Ally Financial, Inc., 4.70% to 5/15/28, Series C(b),(f),(g)		3,437,000	2,160,830
Banco Bilbao Vizcaya Argentaria SA, 6.50% to 3/5/25, Series 9 (Spain)(a),(b),(f),(g),(i)		3,000,000	2,817,142
Banco BPM SpA, 7.00% to 4/12/27 (Italy)(f),(g),(h),(i)		800,000	755,258
Banco de Sabadell SA, 5.75% to 3/15/26 (Spain)(f),(g),(h),(i)		800,000	730,222
Banco de Sabadell SA, 9.375% to 7/18/28 (Spain)(f),(g),(h),(i)		2,000,000	2,067,833
Banco Mercantil del Norte SA/Grand Cayman, 6.625% to 1/24/32 (Mexico)(b),(f),(g),(i),(j)		1,600,000	1,256,400
Bank of America Corp., 5.875% to 3/15/28, Series FF(b),(f),(g)		2,916,000	2,648,929
Bank of America Corp., 6.10% to 3/17/25, Series AA(b),(f),(g)		4,750,000	4,663,244
Bank of America Corp., 6.125% to 4/27/27, Series TT(f),(g)		3,760,000	3,611,942
Bank of America Corp., 6.25% to 9/5/24, Series X(b),(f),(g)		6,868,000	6,774,135
Bank of America Corp., 6.30% to 3/10/26, Series DD(b),(f),(g)		1,821,000	1,795,669
Bank of America Corp., 6.50% to 10/23/24, Series Z(a),(b),(f),(g)		5,363,000	5,342,133
Bank of Ireland Group PLC, 6.00% to 9/1/25 (Ireland)(f),(g),(h),(i)		1,600,000	1,610,699
Bank of Ireland Group PLC, 7.50% to 5/19/25 (Ireland)(f),(g),(h),(i)		3,800,000	3,955,997
Bank of Nova Scotia/The, 4.90% to 6/4/25 (Canada)(b),(f),(g)		2,040,000	1,870,917
Bank of Nova Scotia/The, 8.625% to 10/27/27, due 10/27/82 (Canada)(g)		3,000,000	2,999,463
Barclays Bank PLC, 6.278% to 12/15/34, Series 1 (United Kingdom)(b),(f),(g)		2,450,000	2,339,818
Barclays PLC, 6.125% to 12/15/25 (United Kingdom)(b),(f),(g),(i)		5,000,000	4,533,490
Barclays PLC, 7.125% to 6/15/25 (United Kingdom)(f),(g),(i)		1,100,000	1,254,682
Barclays PLC, 8.00% to 6/15/24 (United Kingdom)(a),(b),(f),(g),(i)		3,000,000	2,957,192
Barclays PLC, 8.00% to 3/15/29 (United Kingdom)(f),(g),(i)		4,600,000	4,139,731
Barclays PLC, 8.875% to 9/15/27 (United Kingdom)(f),(g),(h),(i)		1,700,000	1,926,074
BNP Paribas SA, 4.625% to 1/12/27 (France)(b),(f),(g),(i),(j)		2,600,000	2,098,829
BNP Paribas SA, 4.625% to 2/25/31 (France)(b),(f),(g),(i),(j)		1,926,000	1,372,421
BNP Paribas SA, 7.00% to 8/16/28 (France)(b),(f),(g),(i),(j)		1,400,000	1,286,362
BNP Paribas SA, 7.375% to 8/19/25 (France)(b),(f),(g),(i),(j)		1,700,000	1,666,824
BNP Paribas SA, 7.75% to 8/16/29 (France)(b),(f),(g),(i),(j)		7,800,000	7,423,762
BNP Paribas SA, 8.50% to 8/14/28 (France)(f),(g),(i),(j)		3,400,000	3,334,797
BNP Paribas SA, 9.25% to 11/17/27 (France)(f),(g),(i),(j)		5,600,000	5,743,248
CaixaBank SA, 6.75% to 6/13/24 (Spain)(f),(g),(h),(i)		600,000	629,592
CaixaBank SA, 8.25% to 3/13/29 (Spain)(f),(g),(h),(i)		2,600,000	2,697,194

	Principal Amount		Value
Charles Schwab Corp./The, 4.00% to 12/1/30, Series H(b),(f),(g)	$7,520,000		$5,315,294
Charles Schwab Corp./The, 4.00% to 6/1/26, Series I(b),(f),(g)	11,563,000		9,671,949
Charles Schwab Corp./The, 5.375% to 6/1/25, Series G(b),(f),(g)	5,483,000		5,295,087
Citigroup Capital III, 7.625%, due 12/1/36 (TruPS)(b)	4,700,000		4,615,425
Citigroup, Inc., 3.875% to 2/18/26, Series X(b),(f),(g)	7,820,000		6,692,689
Citigroup, Inc., 4.00% to 12/10/25, Series W(b),(f),(g)	1,720,000		1,508,872
Citigroup, Inc., 4.15% to 11/15/26, Series Y(b),(f),(g)	1,256,000		1,008,419
Citigroup, Inc., 5.00% to 9/12/24, Series U(b),(f),(g)	3,324,000		3,151,718
Citigroup, Inc., 5.95% to 5/15/25, Series P(a),(b),(f),(g)	7,100,000		6,783,276
Citigroup, Inc., 6.25% to 8/15/26, Series T(b),(f),(g)	4,935,000		4,761,089
Citigroup, Inc., 7.625% to 11/15/28(f),(g)	4,228,000		4,135,415
Citizens Financial Group, Inc., 5.65% to 10/6/25, Series F(b),(f),(g)	3,750,000		3,434,803
CoBank ACB, 6.25% to 10/1/26, Series I(f),(g)	4,334,000		4,136,385
CoBank ACB, 6.45% to 10/1/27, Series K(f),(g)	2,740,000		2,594,879
Commerzbank AG, 7.00% to 4/9/25 (Germany)(f),(g),(h),(i)	2,000,000		1,803,282
Credit Agricole SA, 4.75% to 3/23/29 (France)(b),(f),(g),(i),(j)	2,600,000		1,981,732
Credit Agricole SA, 6.875% to 9/23/24 (France)(b),(f),(g),(i),(j)	3,000,000		2,931,593
Credit Agricole SA, 7.25% to 9/23/28, Series EMTN (France)(f),(g),(h),(i)	1,600,000		1,666,246
Credit Agricole SA, 8.125% to 12/23/25 (France)(b),(f),(g),(i),(j)	2,500,000		2,489,363
Credit Suisse Group AG, 5.25% to 2/11/27, Claim (Switzerland)(e),(f),(g),(i),(j),(k)	1,200,000		114,000
Credit Suisse Group AG, 6.375% to 8/21/26, Claim (Switzerland)(e),(f),(g),(i),(j),(k)	1,200,000		114,000
Credit Suisse Group AG, 7.25% to 9/12/25, Claim (Switzerland)(e),(f),(g),(i),(j),(k)	1,600,000		152,000
Credit Suisse Group AG, 7.50%, Claim (Switzerland)(e),(f),(i),(j),(k)	3,000,000		285,000
Danske Bank A/S, 7.00% to 6/26/25 (Denmark)(f),(g),(h),(i)	1,600,000		1,526,000
Deutsche Bank AG, 6.00% to 10/30/25 (Germany)(f),(g),(i)	3,800,000		2,984,864
Deutsche Bank AG, 7.50% to 4/30/25 (Germany)(b),(f),(g),(i)	2,800,000		2,457,996
Deutsche Bank AG, 10.00% to 12/1/27 (Germany)(f),(g),(h),(i)	2,800,000		2,936,825
Discover Financial Services, 6.125% to 6/23/25, Series D(f),(g)	790,000		761,296
Dresdner Funding Trust I, 8.151%, due 6/30/31 (TruPS)(b),(j)	1,235,906		1,316,363
Farm Credit Bank of Texas, 5.70% to 9/15/25, Series 4(f),(g),(j)	2,875,000		2,702,327
Farm Credit Bank of Texas, 9.681% (3 Month US LIBOR + 4.01%)(b),(f),(j),(l)	18,000	†	1,802,250
First Horizon Bank, 6.393% (3 Month US LIBOR + 1.11%, Floor 3.75%)(b),(f),(j),(l)	2,800	†	1,872,257

	Principal Amount	Value
Goldman Sachs Group, Inc./The, 3.65% to 8/10/26, Series U(f),(g)	$3,544,000	$2,865,612
HSBC Capital Funding Dollar 1 LP, 10.176% to 6/30/30, Series 2 (United Kingdom)(f),(g),(j)	3,432,000	4,200,408
HSBC Holdings PLC, 4.60% to 12/17/30 (United Kingdom)(f),(g),(i)	600,000	454,914
HSBC Holdings PLC, 6.375% to 3/30/25 (United Kingdom)(b),(f),(g),(i)	1,800,000	1,731,564
HSBC Holdings PLC, 6.50% to 3/23/28 (United Kingdom)(a),(b),(f),(g),(i)	1,700,000	1,536,607
HSBC Holdings PLC, 6.547% to 6/20/33, due 6/20/34 (United Kingdom)(b),(g)	1,800,000	1,708,718
HSBC Holdings PLC, 8.00% to 3/7/28 (United Kingdom)(f),(g),(i)	3,600,000	3,554,198
Huntington Bancshares, Inc./OH., 4.45% to 10/15/27, Series G(b),(f),(g)	3,043,000	2,469,010
Huntington Bancshares, Inc./OH., 5.625% to 7/15/30, Series F(f),(g)	4,061,000	3,593,027
ING Groep N.V., 4.25% to 5/16/31, Series NC10 (Netherlands)(b),(f),(g),(i)	2,000,000	1,294,393
ING Groep N.V., 4.875% to 5/16/29 (Netherlands)(f),(g),(h),(i)	2,230,000	1,683,543
ING Groep N.V., 5.75% to 11/16/26 (Netherlands)(b),(f),(g),(i)	6,200,000	5,495,656
ING Groep N.V., 6.50% to 4/16/25 (Netherlands)(b),(f),(g),(i)	2,800,000	2,642,647
ING Groep N.V., 7.50% to 5/16/28 (Netherlands)(f),(g),(h),(i)	1,400,000	1,287,076
Intesa Sanpaolo SpA, 5.875% to 9/1/31, Series EMTN (Italy)(f),(g),(h),(i)	750,000	638,802
Intesa Sanpaolo SpA, 6.375% to 3/30/28 (Italy)(f),(g),(h),(i)	600,000	551,250
Intesa Sanpaolo SpA, 7.70% to 9/17/25 (Italy)(b),(f),(g),(i),(j)	4,400,000	4,136,250
Intesa Sanpaolo SpA, 9.125% to 9/7/29 (Italy)(f),(g),(h),(i)	1,400,000	1,498,652
JPMorgan Chase & Co., 3.65% to 6/1/26, Series KK(b),(f),(g)	3,082,000	2,697,791
JPMorgan Chase & Co., 4.60% to 2/1/25, Series HH(f),(g)	377,000	353,622
JPMorgan Chase & Co., 6.10% to 10/1/24, Series X(f),(g)	4,968,000	4,912,604
JPMorgan Chase & Co., 6.125% to 4/30/24, Series U(b),(f),(g)	1,059,000	1,052,884
JPMorgan Chase & Co., 6.75% to 2/1/24, Series S(a),(b),(f),(g)	6,572,000	6,574,792
JPMorgan Chase & Co., 8.884% (3 Month US Term SOFR + 3.51%), Series Q(f),(l)	372,000	373,176
Julius Baer Group Ltd., 6.875% to 6/9/27 (Switzerland)(f),(g),(h),(i)	2,000,000	1,769,340
Lloyds Banking Group PLC, 6.75% to 6/27/26 (United Kingdom)(b),(f),(g),(i)	600,000	552,360
Lloyds Banking Group PLC, 7.50% to 9/27/25 (United Kingdom)(f),(g),(i)	4,400,000	4,121,815

	Principal Amount	Value
Lloyds Banking Group PLC, 7.50% to 6/27/24 (United Kingdom)(a),(b),(f),(g),(i)	$3,466,000	$3,385,470
Lloyds Banking Group PLC, 8.00% to 9/27/29 (United Kingdom)(b),(f),(g),(i)	2,300,000	2,067,623
M&T Bank Corp., 3.50% to 9/1/26, Series I(f),(g)	861,000	607,642
M&T Bank Corp., 5.125% to 11/1/26, Series F(b),(f),(g)	1,682,000	1,384,017
Nationwide Building Society, 5.75% to 6/20/27 (United Kingdom)(f),(g),(h),(i)	1,000,000	1,042,234
Natwest Group PLC, 4.60% to 6/28/31 (United Kingdom)(b),(f),(g),(i)	800,000	531,506
Natwest Group PLC, 6.00% to 12/29/25 (United Kingdom)(b),(f),(g),(i)	5,800,000	5,336,932
Natwest Group PLC, 8.00% to 8/10/25 (United Kingdom)(a),(b),(f),(g),(i)	4,700,000	4,571,667
Nordea Bank Abp, 6.625% to 3/26/26 (Finland)(b),(f),(g),(i),(j)	2,070,000	1,942,886
PNC Financial Services Group, Inc./The, 6.00% to 5/15/27, Series U(b),(f),(g)	4,401,000	3,870,167
PNC Financial Services Group, Inc./The, 6.20% to 9/15/27, Series V(b),(f),(g)	3,973,000	3,661,140
PNC Financial Services Group, Inc./The, 6.25% to 3/15/30, Series W(f),(g)	4,615,000	3,967,583
PNC Financial Services Group, Inc./The, 9.312% (3 Month US LIBOR + 3.678%)(b),(f),(l)	1,973,000	1,974,985
Regions Financial Corp., 5.75% to 6/15/25, Series D(b),(f),(g)	1,472,000	1,400,291
Skandinaviska Enskilda Banken AB, 6.875% to 6/30/27 (Sweden)(f),(g),(h),(i)	1,200,000	1,138,207
Societe Generale SA, 5.375% to 11/18/30 (France)(b),(f),(g),(i),(j)	3,400,000	2,432,955
Societe Generale SA, 6.75% to 4/6/28 (France)(b),(f),(g),(i),(j)	2,400,000	1,953,438
Societe Generale SA, 7.875% to 1/18/29, Series EMTN (France)(f),(g),(h),(i)	1,000,000	1,013,196
Societe Generale SA, 8.00% to 9/29/25 (France)(b),(f),(g),(i),(j)	3,600,000	3,517,445
Societe Generale SA, 9.375% to 11/22/27 (France)(f),(g),(i),(j)	5,200,000	5,108,304
Toronto-Dominion Bank/The, 8.125% to 10/31/27, due 10/31/82 (Canada)(g)	4,600,000	4,587,828
Truist Financial Corp., 4.95% to 9/1/25, Series P(b),(f),(g)	1,898,000	1,750,111
Truist Financial Corp., 5.10% to 3/1/30, Series Q(b),(f),(g)	3,030,000	2,605,685
Truist Financial Corp., 5.125% to 12/15/27, Series M(a),(b),(f),(g)	2,460,000	1,895,922
U.S. Bancorp, 3.70% to 1/15/27, Series N(b),(f),(g)	2,305,000	1,697,262
U.S. Bancorp, 5.30% to 4/15/27, Series J(b),(f),(g)	1,535,000	1,286,795
UBS Group AG, 4.375% to 2/10/31 (Switzerland)(b),(f),(g),(i),(j)	2,200,000	1,581,631
UBS Group AG, 4.875% to 2/12/27 (Switzerland)(b),(f),(g),(i),(j)	2,200,000	1,847,368
UBS Group AG, 5.125% to 7/29/26 (Switzerland)(f),(g),(h),(i)	1,800,000	1,605,375

		Principal Amount		Value
UBS Group AG, 6.875% to 8/7/25 (Switzerland)(f),(g),(h),(i)		$4,200,000		$3,974,855
UBS Group AG, 7.00% to 2/19/25 (Switzerland)(f),(g),(h),(i)		1,800,000		1,750,500
UniCredit SpA, 8.00% to 6/3/24 (Italy)(f),(g),(h),(i)		2,600,000		2,567,687
Wells Fargo & Co., 3.90% to 3/15/26, Series BB(b),(f),(g)		13,740,000		12,008,393
Wells Fargo & Co., 5.875% to 6/15/25, Series U(b),(f),(g)		1,732,000		1,702,694
Wells Fargo & Co., 5.95%, due 12/15/36(a),(b)		3,700,000		3,522,802
Wells Fargo & Co., 7.625% to 9/15/28(f),(g)		5,080,000		5,134,188

				350,168,299

BROKERAGE	1.0%
Goldman Sachs Capital I, 6.345%, due 2/15/34 (TruPS)		3,042,000		2,992,270
Goldman Sachs Group, Inc./The, 5.50% to 8/10/24, Series Q(b),(f),(g)		2,184,000		2,136,999
Goldman Sachs Group, Inc./The, 7.50% to 2/10/29, Series W(f),(g)		3,551,000		3,518,538

				8,647,807

CONSUMER STAPLE PRODUCTS	0.9%
Dairy Farmers of America, Inc., 7.875%(b),(e),(f),(j)		82,000	†	7,667,000

ENERGY	1.0%
BP Capital Markets PLC, 4.375% to 6/22/25 (United Kingdom)(b),(f),(g)		2,000,000		1,912,281
BP Capital Markets PLC, 4.875% to 3/22/30 (United Kingdom)(b),(f),(g)		7,450,000		6,679,285

				8,591,566

FINANCE	0.6%
American Express Co., 3.55% to 9/15/26, Series D(b),(f),(g)		1,895,000		1,509,347
Apollo Management Holdings LP, 4.95% to 12/17/24, due 1/14/50(a),(b),(g),(j)		1,424,000		1,283,783
Ares Finance Co. III LLC, 4.125% to 6/30/26, due 6/30/51(b),(g),(j)		2,365,000		1,798,257
PNC Financial Services Group, Inc./The, 3.40% to 9/15/26, Series T(f),(g)		742,000		550,767

				5,142,154

INSURANCE	8.2%
Aegon NV, 5.50% to 4/11/28, due 4/11/48 (Netherlands)(b),(g)		1,000,000		924,271
Allianz SE, 3.50% to 11/17/25 (Germany)(b),(f),(g),(i),(j)		1,400,000		1,156,101
Allianz SE, 6.35% to 3/6/33, due 9/6/53 (Germany)(b),(g),(j)		1,800,000		1,742,252
Assurant, Inc., 7.00% to 3/27/28, due 3/27/48(b),(g)		2,900,000		2,819,422

	Principal Amount	Value
Athora Netherlands NV, 7.00% to 6/19/25 (Netherlands)(f),(g),(h),(i)	$1,600,000	$1,590,738
AXIS Specialty Finance LLC, 4.90% to 1/15/30, due 1/15/40(b),(g)	1,475,000	1,190,696
Corebridge Financial, Inc., 6.875% to 9/15/27, due 12/15/52(g)	4,070,000	3,908,080
Enstar Finance LLC, 5.50% to 1/15/27, due 1/15/42(b),(g)	2,975,000	2,374,536
Enstar Finance LLC, 5.75% to 9/1/25, due 9/1/40(a),(b),(g)	2,484,000	2,168,583
Equitable Holdings, Inc., 4.95% to 9/15/25, Series B(b),(f),(g)	2,565,000	2,420,491
Global Atlantic Fin Co., 4.70% to 7/15/26, due 10/15/51(b),(g),(j)	3,582,000	2,599,190
Hartford Financial Services Group, Inc./The, 7.751% (3 Month US Term SOFR + 2.390%), due 2/12/47(b),(j),(l)	2,200,000	1,873,003
ILFC E-Capital Trust I, 7.209% (30 Year CMT + 1.55%), due 12/21/65 (TruPS)(b),(j),(l)	1,483,000	1,087,071
La Mondiale SAM, 5.875% to 1/26/27, due 1/26/47 (France)(g),(h)	1,415,000	1,334,543
Liberty Mutual Group, Inc., 4.125% to 9/15/26, due 12/15/51(b),(g),(j)	2,346,000	1,932,553
Lincoln National Corp., 9.25% to 12/1/27, Series C(b),(f),(g)	1,095,000	1,130,579
Markel Group, Inc., 6.00% to 6/1/25(b),(f),(g)	1,195,000	1,155,053
MetLife Capital Trust IV, 7.875%, due 12/15/37 (TruPS)(a),(b),(j)	3,181,000	3,298,465
MetLife, Inc., 9.25%, due 4/8/38(a),(b),(j)	7,665,000	8,620,051
MetLife, Inc., 10.75%, due 8/1/39(a),(b)	3,592,000	4,594,725
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen, 5.875% to 11/23/31, due 5/23/42 (Germany)(b),(g),(j)	1,400,000	1,356,030
Phoenix Group Holdings PLC, 5.625% to 1/29/25 (United Kingdom)(f),(g),(h),(i)	1,200,000	1,080,480
Prudential Financial, Inc., 5.125% to 11/28/31, due 3/1/52(b),(g)	2,536,000	2,190,278
Prudential Financial, Inc., 6.00% to 6/1/32, due 9/1/52(b),(g)	3,790,000	3,478,684
Prudential Financial, Inc., 6.75% to 12/1/32, due 3/1/53(b),(g)	1,520,000	1,473,146
QBE Insurance Group Ltd., 5.875% to 6/17/26, due 6/17/46, Series EMTN (Australia)(g),(h)	3,000,000	2,864,484
QBE Insurance Group Ltd., 5.875% to 5/12/25 (Australia)(b),(f),(g),(j)	4,200,000	4,002,793
Rothesay Life PLC, 4.875% to 4/13/27, Series NC6 (United Kingdom)(f),(g),(h),(i)	1,700,000	1,265,140
SBL Holdings, Inc., 6.50% to 11/13/26(b),(f),(g),(j)	3,120,000	1,781,788
SBL Holdings, Inc., 7.00% to 5/13/25(b),(f),(g),(j)	2,100,000	1,286,656
Zurich Finance Ireland Designated Activity Co., 3.00% to 1/19/31, due 4/19/51, Series EMTN (Switzerland)(g),(h)	3,500,000	2,683,293

		71,383,175

		Principal Amount	Value
PIPELINES	5.7%
Enbridge, Inc., 5.50% to 7/15/27, due 7/15/77, Series 2017-A (Canada)(g)		$780,000	$681,943
Enbridge, Inc., 5.75% to 4/15/30, due 7/15/80, Series 20-A (Canada)(b),(g)		4,620,000	4,028,782
Enbridge, Inc., 6.00% to 1/15/27, due 1/15/77, Series 16-A (Canada)(b),(g)		4,012,000	3,680,088
Enbridge, Inc., 6.25% to 3/1/28, due 3/1/78 (Canada)(b),(g)		5,330,000	4,765,641
Enbridge, Inc., 7.375% to 10/15/27, due 1/15/83 (Canada)(b),(g)		1,914,000	1,824,939
Enbridge, Inc., 7.625% to 10/15/32, due 1/15/83 (Canada)(g)		4,056,000	3,883,040
Enbridge, Inc., 8.25% to 10/15/28, due 1/15/84, Series NC5 (Canada)(g)		3,780,000	3,709,909
Enbridge, Inc., 8.50% to 10/15/33, due 1/15/84 (Canada)(g)		4,470,000	4,437,660
Energy Transfer LP, 6.50% to 11/15/26, Series H(b),(f),(g)		2,170,000	1,999,330
Energy Transfer LP, 7.125% to 5/15/30, Series G(b),(f),(g)		3,050,000	2,637,246
Transcanada Trust, 5.50% to 9/15/29, due 9/15/79 (Canada)(b),(g)		9,764,000	8,053,595
Transcanada Trust, 5.60% to 12/7/31, due 3/7/82 (Canada)(b),(g)		4,092,000	3,354,521
Transcanada Trust, 5.875% to 8/15/26, due 8/15/76, Series 16-A (Canada)(a),(b),(g)		7,225,000	6,605,701

			49,662,395

RETAIL & WHOLESALE—STAPLES	0.2%
Land O’ Lakes, Inc., 7.00%(b),(f),(j)		1,650,000	1,188,000
Land O’ Lakes, Inc., 7.25%(a),(b),(f),(j)		945,000	760,725

			1,948,725

SHOPPING CENTER	1.0%
Scentre Group Trust 2, 4.75% to 6/24/26, due 9/24/80 (Australia)(b),(g),(j)		6,500,000	5,845,527
Scentre Group Trust 2, 5.125% to 6/24/30, due 9/24/80 (Australia)(b),(g),(j)		4,000,000	3,343,565

			9,189,092

		Principal Amount	Value
TELECOMMUNICATION SERVICES	0.6%
Telefonica Europe BV, 6.135% to 2/3/30 (Spain)(f),(g),(h)		$1,200,000	$1,221,993
Vodafone Group PLC, 4.125% to 3/4/31, due 6/4/81 (United Kingdom)(g)		4,290,000	3,319,172
Vodafone Group PLC, 6.25% to 7/3/24, due 10/3/78 (United Kingdom)(g),(h)		1,109,000	1,094,326

			5,635,491

UTILITIES	5.8%
Algonquin Power & Utilities Corp., 4.75% to 1/18/27, due 1/18/82 (Canada)(b),(g)		4,368,000	3,565,468
American Electric Power Co., Inc., 3.875% to 11/15/26, due 2/15/62(b),(g)		2,670,000	2,186,190
CMS Energy Corp., 4.75% to 3/1/30, due 6/1/50(b),(g)		1,600,000	1,368,896
Dominion Energy, Inc., 4.35% to 1/15/27, Series C(f),(g)		4,987,000	4,330,770
Edison International, 5.00% to 12/15/26, Series B(b),(f),(g)		4,497,000	3,854,717
Edison International, 5.375% to 3/15/26, Series A(b),(f),(g)		3,860,000	3,415,007
Electricite de France SA, 7.50% to 9/6/28, Series EMTN (France)(f),(g),(h)		1,800,000	1,941,387
Electricite de France SA, 9.125% to 3/15/33 (France)(b),(f),(g),(j)		1,800,000	1,879,625
Emera, Inc., 6.75% to 6/15/26, due 6/15/76, Series 16-A (Canada)(a),(b),(g)		11,151,000	10,746,387
Enel SpA, 6.625% to 4/16/31, Series EMTN (Italy)(f),(g),(h)		1,000,000	1,067,147
NextEra Energy Capital Holdings, Inc., 3.80% to 3/15/27, due 3/15/82(b),(g)		1,382,000	1,176,777
NextEra Energy Capital Holdings, Inc., 5.65% to 5/1/29, due 5/1/79(a),(b),(g)		2,407,000	2,228,499
Sempra, 4.125% to 1/1/27, due 4/1/52(b),(g)		3,360,000	2,723,477
Sempra, 4.875% to 10/15/25(a),(b),(f),(g)		6,430,000	6,108,411
Southern California Edison Co., 9.833% (3 Month US LIBOR + 4.199%), Series E(b),(f),(l)		1,400,000	1,395,903
Southern Co./The, 3.75% to 6/15/26, due 9/15/51, Series 21-A(g)		3,236,000	2,830,520

			50,819,181

TOTAL PREFERRED SECURITIES—OVER-THE-COUNTER (Identified cost—$620,100,303)			568,854,885

		Ownership %*	Value
PRIVATE REAL ESTATE—OFFICE	1.7%
Legacy Gateway JV LLC, Plano, TX(m)		33.6%	$14,873,886

TOTAL PRIVATE REAL ESTATE (Identified cost—$14,071,976)			14,873,886

		Shares
SHORT-TERM INVESTMENTS	0.9%
MONEY MARKET FUNDS
State Street Institutional Treasury Plus Money Market Fund, Premier Class, 5.29%(n)		4,995,800	4,995,800
State Street Institutional U.S. Government Money Market Fund, Premier Class, 5.29%(n)		2,498,060	2,498,060

TOTAL SHORT-TERM INVESTMENTS (Identified cost—$7,493,860)			7,493,860

PURCHASED OPTION CONTRACTS (Premiums paid—$54,146)	0.0%		4,075

TOTAL INVESTMENTS IN SECURITIES (Identified cost—$1,303,122,866)	149.8%		1,308,860,458
WRITTEN OPTION CONTRACTS (Premiums received—$235,566)	(0.0)		(295,900)
LIABILITIES IN EXCESS OF OTHER ASSETS	(49.8)		(434,881,674)
SERIES A CUMULATIVE PREFERRED STOCK, AT LIQUIDATION VALUE	(0.0)		(125,000)

NET ASSETS (Equivalent to $18.29 per share based on 47,759,789 shares of common stock outstanding)	100.0%		$873,557,884

Exchange-Traded Option Contracts

Purchased Options
Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount(o)	Premiums Paid	Value
Call — American Tower Corp.	$180.00	10/20/23	49	$805,805	$26,777	$1,568
Call — Equinix, Inc.	800.00	10/20/23	23	1,670,398	27,369	2,507

			72	$2,476,203	$54,146	$4,075

Written Options
Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount(o)	Premiums Received	Value
Call — American Tower Corp.	$190.00	10/20/23	(49)	$(805,805)	$(10,218)	$(490)
Call — Equinix, Inc.	820.00	10/20/23	(46)	(3,340,796)	(28,893)	(2,183)
Put — American Tower Corp.	165.00	10/20/23	(142)	(2,335,190)	(44,000)	(72,420)
Put — EPR Properties	40.00	10/20/23	(423)	(1,757,142)	(26,890)	(19,682)
Put — Extra Space Storage, Inc.	130.00	10/20/23	(231)	(2,808,498)	(125,565)	(201,125)

			(891)	$(11,047,431)	$(235,566)	$(295,900)

Centrally Cleared Interest Rate Swap Contracts

Notional Amount	Fixed Rate Payable	Fixed Payment Frequency	Floating Rate Receivable (resets monthly)	Floating Payment Frequency	Maturity Date	Value	Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)
$105,000,000	0.670%	Monthly	5.424%(p)	Monthly	9/15/25	$8,804,531	$19,313	$8,823,844
87,500,000	1.240%	Monthly	5.310%(p)	Monthly	2/3/26	7,348,946	2,889	7,351,835
65,000,000	0.762%	Monthly	5.424%(p)	Monthly	9/15/26	7,228,078	13,746	7,241,824
105,000,000	1.237%	Monthly	5.424%(p)	Monthly	9/15/27	12,768,725	22,344	12,791,069

						$36,150,280	$58,292	$36,208,572

The total amount of all interest rate swap contracts as presented in the table above are representative of the volume of activity for this derivative type during the for the nine months ended September 30, 2023.

Over-the-Counter Total Return Swap Contracts

Counterparty	Notional Amount		Fixed Payable Rate	Fixed Payment Frequency	Underlying Reference Entity	Position	Maturity Date	Value	Premiums Paid	Unrealized Appreciation (Depreciation)
BNP Paribas		$5,966,350	0.25%	Monthly	BNPXCHY5 Index(q)	Short	5/15/24	$31,914	$—	$31,914
BNP Paribas	EUR	5,461,749	0.30%	Monthly	BNPXCEX5 Index(r)	Short	5/15/24	33,039	—	33,039

								$64,953	$—	$64,953

Forward Foreign Currency Exchange Contracts

Counterparty	Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation (Depreciation)
Brown Brothers Harriman	EUR	32,146,803	USD	34,885,068	10/3/23	$897,857
Brown Brothers Harriman	GBP	3,513,245	USD	4,450,263	10/3/23	163,753
Brown Brothers Harriman	USD	32,381,252	EUR	30,592,797	10/3/23	(37,014)
Brown Brothers Harriman	USD	1,658,698	EUR	1,554,006	10/3/23	(15,725)
Brown Brothers Harriman	USD	4,291,675	GBP	3,513,245	10/3/23	(5,165)
Brown Brothers Harriman	EUR	30,544,810	USD	32,368,030	11/2/23	34,688
Brown Brothers Harriman	GBP	3,479,118	USD	4,250,428	11/2/23	4,773

						$1,043,167

Glossary of Portfolio Abbreviations

CMT	Constant Maturity Treasury
EMTN	Euro Medium Term Note
EUR	Euro Currency
GBP	British Pound
OIS	Overnight Indexed Swap
REIT	Real Estate Investment Trust
SOFR	Secured Overnight Financing Rate
TruPS	Trust Preferred Securities
USD	United States Dollar

Note: Percentages indicated are based on the net assets of the Fund.

*	Legacy Gateway JV LLC, owns a Class A office building located at 6860 N. Dallas Parkway, Plano, Texas 75024.
†	Represents shares.
(a)	A portion of the security has been rehypothecated in connection with the Fund’s revolving credit agreement. $412,297,198 in aggregate has been rehypothecated.
(b)	All or a portion of the security is pledged as collateral in connection with the Fund’s revolving credit agreement. $929,285,316 in aggregate has been pledged as collateral..
(c)	All or a portion of the security is pledged in connection with written option contracts. $7,741,289 in aggregate has been pledged as collateral.
(d)

Restricted security. Aggregate holdings equal 0.7% of the net assets of the Fund. This security was acquired on August 3, 2020, at a cost of $3,755,469. Security value is determined based on significant unobservable inputs (Level 3).

(e)	Non-income producing security.
(f)	Perpetual security. Perpetual securities have no stated maturity date, but they may be called/redeemed by the issuer.
(g)	Security converts to floating rate after the indicated fixed-rate coupon period.
(h)

Securities exempt from registration under Regulation S of the Securities Act of 1933. These securities are subject to resale restrictions. Aggregate holdings amounted to $63,492,751 which represents 7.3% of the net assets of the Fund, of which 0.1% are illiquid.

(i)

Contingent Capital security (CoCo). CoCos are debt or preferred securities with loss absorption characteristics built into the terms of the security for the benefit of the issuer. Aggregate holdings amounted to $165,634,736 which represents 19.0% of the net assets of the Fund (12.5% of the managed assets of the Fund).

(j)

Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. Aggregate holdings amounted to $121,166,648 which represents 13.9% of the net assets of the Fund, of which 0.1% are illiquid.

(k)	Security is in default.
(l)	Variable rate. Rate shown is in effect at September 30, 2023.
(m)	Security value is determined based on significant unobservable inputs (Level 3).
(n)	Rate quoted represents the annualized seven-day yield.

(o)	Amount represents number of contracts multiplied by notional contract size multiplied by the underlying price.
(p)	Based on USD-SOFR-OIS. Represents rates in effect at September 30, 2023.
(q)	The index intends to track the performance of the CDX.NA HY.
(r)	The index intends to track the performance of the iTraxx Crossover CDS.

COHEN & STEERS REIT AND PREFERRED AND INCOME FUND, INC.

NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)

Note 1. Portfolio Valuation

Investments in securities that are listed on the New York Stock Exchange (NYSE) are valued, except as indicated below, at the last sale price reflected at the close of the NYSE on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and ask prices on such day or, if no ask price is available, at the bid price. Centrally cleared interest rate swaps are valued at the price determined by the relevant exchange or clearinghouse. Forward foreign currency exchange contracts are valued daily at the prevailing forward exchange rate. Exchange-traded options are valued at their last sale price as of the close of options trading on applicable exchanges on the valuation date. In the absence of a last sale price on such day, options are valued based upon prices provided by a third-party pricing service. Over-the-counter (OTC) options and total return swaps are valued based upon prices provided by a third-party pricing service or counterparty.

Securities not listed on the NYSE but listed on other domestic or foreign securities exchanges (including NASDAQ) are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price reflected at the close of the exchange representing the principal market for such securities on the business day as of which such value is being determined. If after the close of a foreign market, but prior to the close of business on the day the securities are being valued, market conditions change significantly, certain non-U.S. equity holdings may be fair valued pursuant to procedures established by the Board of Directors.

Readily marketable securities traded in the over-the-counter (OTC) market, including listed securities whose primary market is believed by Cohen & Steers Capital Management, Inc. (the investment manager) to be OTC, are valued on the basis of prices provided by a third-party pricing service or third-party broker-dealers when such prices are believed by the investment manager, pursuant to delegation by the Board of Directors, to reflect the fair value of such securities.

Fixed-income securities are valued on the basis of prices provided by a third-party pricing service or third-party broker-dealers when such prices are believed by the investment manager, pursuant to delegation by the Board of Directors, to reflect the fair value of such securities. The pricing services or broker-dealers use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services or broker-dealers may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services or broker-dealers also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features which are then used to calculate the fair values.

Short-term debt securities with a maturity date of 60 days or less are valued at amortized cost, which approximates fair value. Investments in open-end mutual funds are valued at net asset value (NAV).

COHEN & STEERS REIT AND PREFERRED AND INCOME FUND, INC.

NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

The Fund utilizes an independent valuation services firm (the Independent Valuation Advisor) to assist the investment manager in the determination of the Fund’s fair value of private real estate investments held by the Cohen & Steers RNP Trust (the REIT Subsidiary). Limited scope appraisals are prepared on a monthly basis and typically include a limited comparable sales and a full discounted cash flow analysis. Annually, a full scope, detailed appraisal report is completed which typically includes market analysis, cost approach, sales comparison approach and an income approach containing a discounted cash flow analysis. The full scope report is prepared by a third-party appraisal firm. The investment manager, including through communication with the Independent Valuation Advisor, monitors for material events that the investment manager believes may be expected to have a material impact on the most recent estimated fair values of such private real estate investments. However, rapidly changing market conditions or material events may not be immediately reflected in the Fund’s or REIT Subsidiary’s daily NAV. The investment manager, in conjunction with the Independent Valuation Advisor, values the private real estate investments using the valuation methodology it deems most appropriate and consistent with industry best practices and market conditions. The investment manager expects the primary methodology used to value private real estate investments will be the income approach. Consistent with industry practices, the income approach incorporates actual contractual lease income, professional judgments regarding comparable rental and operating expense data, the capitalization or discount rate and projections of future rent and expenses based on appropriate market evidence, and other subjective factors. Other methodologies that may also be used to value properties include, among other approaches, sales comparisons and cost approaches. Private real estate appraisals are reported on a free and clear basis (i.e. any property-level indebtedness that may be in place is not incorporated into the valuation). Property level debt is valued separately in accordance with GAAP.

The Board of Directors has designated the investment manager as the Fund’s “Valuation Designee” under Rule 2a-5 under the 1940 Act. As Valuation Designee, the investment manager is authorized to make fair valuation determinations, subject to the oversight of the Board of Directors. The investment manager has established a valuation committee (Valuation Committee) to administer, implement and oversee the fair valuation process according to the policies and procedures approved annually by the Board of Directors. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Securities for which market prices are unavailable, or securities for which the investment manager determines that the bid and/or ask price or a counterparty valuation does not reflect market value, will be valued at fair value, as determined in good faith by the Valuation Committee, pursuant to procedures approved by the Fund’s Board of Directors. Circumstances in which market prices may be unavailable include, but are not limited to, when trading in a security is suspended, the exchange on which the security is traded is subject to an unscheduled close or disruption or material events occur after the close of the exchange on which the security is principally traded. In these circumstances, the Fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include, but are not limited to, recent transactions in comparable securities, information relating to the specific security and developments in the markets.

For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities would be categorized as Level 2 or 3 in the hierarchy, depending on the relative significance of the valuation inputs. Securities, including private placements or other restricted securities, for which observable inputs are not available are valued using alternate valuation approaches, including the market approach, the income approach and cost approach, and are categorized as Level 3 in the hierarchy. The market approach considers factors including the price of recent investments in the same or a similar security or financial metrics of comparable securities. The income approach considers factors including expected future cash flows, security specific risks and corresponding discount rates. The cost approach considers factors including the value of the security’s underlying assets and liabilities.

COHEN & STEERS REIT AND PREFERRED AND INCOME FUND, INC.

NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

The Fund’s use of fair value pricing may cause the NAV of Fund shares to differ from the NAV that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

Fair value is defined as the price that the Fund would expect to receive upon the sale of an investment or expect to pay to transfer a liability in an orderly transaction with an independent buyer in the principal market or, in the absence of a principal market, the most advantageous market for the investment or liability. The hierarchy of inputs that are used in determining the fair value of the Fund’s investments is summarized below.

•	Level 1 — quoted prices in active markets for identical investments
•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments may or may not be an indication of the risk associated with those investments. Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy.

The following is a summary of the inputs used as of September 30, 2023 in valuing the Fund’s investments carried at value:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)		Total
Common Stock:
Real Estate—Industrials	$74,474,078	$—	$6,150,563	(a)	$80,624,641
Other Industries	533,839,724	—	—		533,839,724
Preferred Securities—Exchange-Traded	103,169,387	—	—		103,169,387
Preferred Securities—Over-the-Counter	—	568,854,885	—		568,854,885
Private Real Estate—Office	—	—	14,873,886	(b)	14,873,886
Short-Term Investments	—	7,493,860	—		7,493,860
Purchased Option Contracts	4,075	—	—		4,075

Total Investments in Securities(c)	$711,487,264	$576,348,745	$21,024,449		$1,308,860,458

Forward Foreign Currency Exchange Contracts	$—	$1,101,071	$—		$1,101,071
Interest Rate Swap Contracts	—	36,208,572	—		36,208,572
Total Return Swap Contracts	—	64,953	—		64,953

Total Derivative Assets(c)	$—	$37,374,596	$—		$37,374,596

Forward Foreign Currency Exchange Contracts	$—	$(57,904)	$—		$(57,904)
Written Option Contracts	(72,910)	(222,990)	—		(295,900)

Total Derivative Liabilities(c)	$(72,910)	$(280,894)	$—		$(353,804)

(a)	Restricted security, where observable inputs are limited, has been fair valued by the Valuation Committee, pursuant to the Fund’s fair value procedures and classified as Level 3 security.
(b)

Private Real Estate, where observable inputs are limited, has been fair value by the valuation committee, pursuant to the fund’s fair value procedure and classified as Level 3 security. See Note 1-Portfolio Valuation.

(c)	Portfolio holdings are disclosed individually on the Consolidated Schedule of Investments.

COHEN & STEERS REIT AND PREFERRED AND INCOME FUND, INC.

NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

The following is a reconciliation of investments for which significant unobservable inputs (Level 3) were used in determining fair value:

	Common Stock— Real Estate— Industrials	Preferred Securities— Capital Securities— Food	Private Real Estate— Office
Balance as of December 31, 2022	$5,760,042	$7,303,248	$15,812,130
Transfer out of Level 3(a)	—	(7,667,000)	—
Change in unrealized appreciation (depreciation)	390,521	363,752	(938,244)

Balance as of September 30, 2023	$6,150,563	$—	$14,873,886

(a)

As of December 31, 2022, the Fund used significant unobservable inputs in determining the value of this investment. As of September 30, 2023, the same investment was transferred from Level 3 to Level 2 as a result of the availability of observable inputs.

The change in unrealized appreciation (depreciation) attributable to securities owned on September 30, 2023 which were valued using significant unobservable inputs (Level 3) amounted to $(547,723).

The following table summarizes the quantitative inputs and assumptions used for investments categorized in Level 3 of the fair value hierarchy.

	Fair Value at September 30, 2023	Valuation Technique	Unobservable Inputs	Amount		Valuation Impact from an Increase in Input(a)
Common Stock—Real Estate—Industrials	$6,150,563	Market Comparable Companies	Enterprise Value/ EBITDA(b) Multiple	22.1	x	Increase
Private Real Estate—Office	$14,873,886	Discounted Cash Flow	Discount Rate Terminal Capitalization Rate	7.75 6.50	% %	Decrease Decrease

(a)

Represents the directional change in the fair value of the Level 3 investments that could have resulted from an increase in the corresponding input as of period end. A decrease to the unobservable input would have had the opposite effect. Significant changes in these inputs may result in a materially higher or lower fair value measurement.

(b)	Earnings Before Interest, Taxes, Depreciation and Amortization.

COHEN & STEERS REIT AND PREFERRED AND INCOME FUND, INC.

NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

Note 2. Derivative Investments

Forward Foreign Currency Exchange Contracts: The Fund enters into forward foreign currency exchange contracts to hedge the currency exposure associated with certain of its non-U.S. dollar-denominated securities. A forward foreign currency exchange contract is a commitment between two parties to purchase or sell foreign currency at a set price on a future date. The market value of a forward foreign currency exchange contract fluctuates with changes in foreign currency exchange rates. These contracts are marked-to-market daily and the change in value is recorded by the Fund as unrealized appreciation and/or depreciation on forward foreign currency exchange contracts. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are included in net realized gain or loss on forward foreign currency exchange contracts. For federal income tax purposes, the Fund has made an election to treat gains and losses from forward foreign currency exchange contracts as capital gains and losses.

Forward foreign currency exchange contracts involve elements of market risk in excess of the amounts reflected on the Consolidated Schedule of Investments. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the contract. Risks may also arise upon entering these contracts from the potential inability of the counterparties to meet the terms of their contracts. In connection with these contracts, securities may be identified as collateral in accordance with the terms of the respective contracts.

Over-the-Counter Total Return Swap Contracts: In a total return swap, one party receives a periodic payment equal to the total return of a specified security, basket of securities, index, or other reference asset for a specified period of time. In return, the other party receives a fixed or variable stream of payments, typically based upon short-term interest rates, possibly plus or minus an agreed upon spread. During the term of the outstanding swap agreement, changes in the value of the swap are recorded as unrealized gains and losses. Periodic payments received or made are recorded as realized gains or losses. The Fund bears the risk of loss in the event of nonperformance by the swap counterparty. Risks may also arise from unanticipated movements in the value of exchange rates, interest rates, securities, index, or other reference asset.

COHEN & STEERS REIT AND PREFERRED AND INCOME FUND, INC.

NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

Centrally Cleared Interest Rate Swap Contracts: The Fund uses interest rate swaps in connection with borrowing under its credit agreement. The interest rate swaps are intended to reduce interest rate risk by countering the effect that an increase in short-term interest rates could have on the performance of the Fund’s shares as a result of the floating rate structure of interest owed pursuant to the credit agreement. When entering into interest rate swaps, the Fund agrees to pay the other party to the interest rate swap (which is known as the counterparty) a fixed rate payment in exchange for the counterparty’s agreement to pay the Fund a variable rate payment that was intended to approximate the Fund’s variable rate payment obligation on the credit agreement, the accruals for which would begin at a specific date in the future (“the effective date”). The payment obligation is based on the notional amount of the swap. Depending on the state of interest rates in general, the use of interest rate swaps could enhance or harm the overall performance of the Fund. Swaps are marked-to-market daily and changes in the value are recorded as unrealized appreciation (depreciation).

Immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (the CCP) and the Fund’s counterparty on the swap agreement becomes the CCP. The Fund is required to interface with the CCP through a broker. Upon entering into a centrally cleared swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated on the Consolidated Schedule of Investments and cash deposited is recorded as cash collateral pledged for interest rate swap contracts. The daily change in valuation of centrally cleared swaps is recorded as a receivable or payable for variation margin on interest rate swap contracts. Any upfront payments paid or received upon entering into a swap agreement would be recorded as assets or liabilities, respectively, and amortized or accreted over the life of the swap and recorded as realized gain (loss). Payments received from or paid to the counterparty during the term of the swap agreement, or at termination, are recorded as realized gain (loss).

Swap agreements involve, to varying degrees, elements of market and counterparty risk, and exposure to loss in excess of the related amounts reflected on the Consolidated Schedule of Investments. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

Option Contracts: The Fund may purchase and write exchange-listed and OTC put or call options on securities, stock indices and other financial instruments for hedging purposes, to enhance portfolio returns and/or reduce overall volatility.

When the Fund writes (sells) an option, an amount equal to the premium received by the Fund is recorded as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When an option expires, the Fund realizes a gain on the option to the extent of the premium received. Premiums received from writing options which are exercised or closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option on a security is exercised, the premium reduces the cost basis of the security purchased by the Fund. If a call option is exercised, the premium is added to the proceeds of the security sold to determine the realized gain or loss. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the underlying investment. Other risks include the possibility of an illiquid options market or the inability of the counterparties to fulfill their obligations under the contracts.

COHEN & STEERS REIT AND PREFERRED AND INCOME FUND, INC.

NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

Put and call options purchased are accounted for in the same manner as portfolio securities. Premiums paid for purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is executed. The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract.

The following summarizes the volume of the Fund’s option contracts, total return swap contracts and forward foreign currency exchange contracts activity for the nine months ended September 30, 2023:

	Purchased Option Contracts(a)	Written Option Contracts(a)	Forward Foreign Currency Exchange Contracts	Total Return Swap Contracts(b)
Average Notional Amount	$2,177,818	$16,394,272	$38,721,738	$9,777,604

(a)	Notional amount is calculated using the number of contracts multiplied by notional contract size multiplied by the underlying price.
(b)

Average notional amounts represent the average for all months in which the Fund had total return swap contracts outstanding. For total return swap contracts, this represents the period April 28, 2023 through September 30, 2023.